                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                    Washington, D.C. 20549-1004
                                                 __________________________________

                                                              FORM 8-K

                                                           CURRENT REPORT
                                                       Pursuant to Section 13
                                               of the Securities Exchange Act of 1934

                                         Date of Report (date of earliest event reported):
                                                         December 20, 2005
                                                 __________________________________

                                                         ACXIOM CORPORATION
                                       (Exact name of Registrant as specified in its charter)

                  Delaware                                    0-13163                                    71-0581897
      (State or other jurisdiction of                 (Commission File Number)                        (I.R.S. Employer
       incorporation or organization)                                                              Identification Number)

                                                  1 Information Way, P.O. Box 8180
                                                  Little Rock, Arkansas 72203-8180
                                              (Address of principal executive offices)

                                                           (501) 342-1000
                                        (Registrant's telephone number, including area code)

                                                           Not Applicable
                                   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events

The Registrant issued a press release, dated December 20, 2005 (the "Press Release"), which is attached as Exhibit 99.1 hereto and incorporated herein reference.

ITEM     9.01.    Financial Statement and Exhibits
(c)      Exhibits

         Exhibit No.                Description

         99.1                       Press Release

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                                                               SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              ACXIOM CORPORATION

Date:  December 27, 2005

                                                              By:      /s/ Jerry C. Jones
                                                                 __________________________________________________
                                                                   Name: Jerry C. Jones
                                                                   Title: Business Development/Legal Leader

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                                                                 EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press Release